APRIL 2025 • NYSE: APLE OPERATIONAL UPDATE Exhibit 99.1

FORWARD-LOOKING STATEMENTS Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,“ “outlook,” “strategy,” “targets,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Such factors include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the “Company,” “Apple Hospitality,” “Apple” or “APLE”) to effectively acquire and dispose of properties and redeploy proceeds; the anticipated timing and frequency of shareholder distributions; the ability of the Company to fund capital obligations; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions (including the potential effects of inflation or a recessionary environment); reduced business and leisure travel due to geopolitical uncertainty, including terrorism and acts of war; travel-related health concerns, including widespread outbreaks of infectious or contagious diseases in the U.S.; inclement weather conditions, including natural disasters such as hurricanes, earthquakes and wildfires; government shutdowns, airline strikes or equipment failures or other disruptions; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission (“SEC”). Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. COVER PHOTO: ALOFT PORTLAND DOWNTOWN WATERFRONT ME RESIDENCE INN FORT LAUDERDALE AIRPORT & CRUISEPORT

Note: Hotel portfolio statistics as of March 31, 2025. The Company’s portfolio also includes one non-hotel property. Market categorization based on STR designation. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 16 years. The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through December 31, 2024. Net Total Debt to Total Capitalization calculation based on (as of December 31, 2024) total debt outstanding, net of cash and cash equivalents (“net total debt outstanding”), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $15.35 and outstanding common shares. Based on hotels owned as of December 31, 2024. Scale Ownership of Upscale, Rooms-Focused Hotels Industry-Leading Brands and Operators Broad Geographic Diversification Consistent Reinvestment(1) Strong, Flexible Balance Sheet(2) 219 HOTELS 15 BRANDS 37 STATES 5 yrs AVERAGE EFFECTIVE AGE 28% NET TOTAL DEBT TO TOTAL CAPITALIZATION 29,558 GUEST ROOMS 75% OUTSTANDING DEBT EFFECTIVELY FIXED 99% ROOMS-FOCUSED 16 MANAGEMENT COMPANIES 84 MARKETS 4.3 AVERAGE TRIPADVISOR® RATING 207 HOTELS UNENCUMBERED COMPANY PROFILE AND PROVEN INVESTMENT STRATEGY Apple Hospitality is a publicly traded real estate investment trust that owns one of the largest and most diverse portfolios of upscale, rooms-focused hotels in the United States.

COMPANY OVERVIEW

APPLE HOSPITALITY REIT

$1.4 Billion	$1.61	$243.7 Million
IN REVENUE Full Year 2024	2024 MFFO PER SHARE[(1)] $0.89 Net Income Per Share	DISTRIBUTIONS PAID In 2024
+20.1 ppts TSR Outperformance vs. MSCI US REIT Index for the 2022-2024 Period	**8 Hotels** ACQUIRED SINCE JANUARY 2023	**+21.4 ppts** TSR Outperformance vs. Nareit Lodging/Resorts Index for the 2022-2024 Period

EXCHANGE: TICKER	NYSE: APLE
DIVIDEND YIELD at 3/31/2025	7.4% annual yield, annual rate of $0.96 per share, paid monthly
AVERAGE TRADING VOLUME TTM 3/31/2025	2.1 Million shares per day
EQUITY MARKET CAP at 12/31/2024	$3.7 Billion
NET DEBT at 12/31/2024	$1.5 Billion, 28% net total debt outstanding to total capitalization
TOTAL ENTERPRISE VALUE at 12/31/2024	$5.1 Billion
COMPARABLE HOTELS REVENUE[(1)] TTM 12/31/2024	$1.4 Billion
COMPARABLE HOTELS ADJUSTED HOTEL EBITDA MARGIN[(1)] TTM 12/31/2024	36.0%
2025 ESTIMATED CAPEX	$80 Million to $90 Million
EXECUTIVE TARGET COMPENSATION STRUCTURE	78% executive target compensation incentive based

(1) See following pages for reconciliation to actual revenue and net income.

Note: Statistics above compare the Company's performance with the performance of specific industry indices using total shareholder return ("TSR"). Net Total Debt to Total Capitalization calculation based on (as of December 31, 2024) total debt outstanding, net of cash and cash equivalents (“net total debt outstanding”), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $15.35 and outstanding common shares.

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VALUES Hospitality – We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Resolve – We are passionate about the work we do and are steadfast in our commitment to our shareholders. Excellence – We are driven to succeed and improve through innovation and perseverance. Integrity – We are trustworthy and accountable. Teamwork – We support and empower one another, embracing diversity of opinion and background. We are a leading real estate investment company committed to increasing shareholder value through the distribution of attractive dividends and long-term capital appreciation. MISSION Average executive tenure with the Apple REIT Companies is 18 years Established and operated 8 public hospitality REITs Raised and invested approximately $7.4 billion of equity in hotel assets Purchased 456 hotels Purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions Managed over $1.2 billion in CapEx and renovation spending Sold 4 REITs in 3 transactions totaling $2.7 billion Merged 3 REITs and listed Company on NYSE Completed $1.3 billion Apple REIT Ten merger Representation on over 30 brand and industry advisory boards and councils MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES COURTYARD RICHMOND DOWNTOWN

PROVEN INVESTMENT STRATEGY Concentrate on Upscale, rooms-focused hotels Efficient operating model yields higher margins Resilient group business Scale ownership minimizes relative G&A load and provides fixed cost efficiencies Unparalleled access to data and operational expertise Align with the best brands in the rooms-focused category Invested in Marriott®, Hilton® and Hyatt® branded hotels with broad consumer appeal which benefit from strong reservation systems and loyalty programs Hire industry-leading operators and maximize performance through benchmarking and asset management Strong regional and national operators with unique management structure align owner and operator to maximize performance in all market environments Analytical data-driven asset management maximizes property-level results Strategic revenue management optimizes mix of business and maximizes bottom-line performance Pursue broad geographic diversification Broad geographic diversification reduces portfolio volatility and provides exposure to a wide variety of demand generators Enhance portfolio through accretive acquisitions, opportunistic dispositions and strategic reinvestment Well-maintained portfolio with average effective age of 5 years ensures competitiveness Strategic acquisitions and dispositions optimize portfolio for long-term growth Prudent capital allocation preserves balance sheet capacity for investments at optimal point in cycle Maintain a strong, flexible balance sheet Strong balance sheet provides security through cycles Positioned to pursue accretive opportunities Conservative capital structure with staggered maturities lowers capital costs and preserves equity value

Q1 OPERATIONAL UPDATE First quarter 2025 Comparable Hotels RevPAR down less than 1% as compared to first quarter 2024, based on preliminary results Weather related travel disruption negatively impacted January and February results Southern California hotels, which benefitted early in the quarter from wildfire-related recovery, experienced softer demand in the back half of the quarter Reduced government travel negatively impacted a number of markets in March Heightened macroeconomic uncertainty weighing on travel demand Overall occupancy remained strong on an absolute basis with growth in ADR The Company remains well positioned Select-service hotels franchised with industry-leading brands provide strong value proposition and have proven appeal with broadest group of customers Broad geographic diversification provides exposure to wide variety of markets and demand generators Limited near-term portfolio impact from new supply Data-driven asset management team and industry-leading operators maximize property-level performance Well-maintained, institutional-quality portfolio with substantial long-term value Strong, flexible balance sheet AC HOTEL LOUISVILLE DOWNTOWN

Upscale/Rooms-Focused 2024 Hotel EBITDA Margin and RevPAR Comparison Upper Upscale/Full-Service EFFICIENT OPERATIONS HYATT PLACE GREENVILLE DOWNTOWN Source: Company filings. Assumptions may vary by company. See explanation and reconciliation of Adjusted Hotel EBITDA to net income included in subsequent pages. Upscale & Upper Upscale Combined Rooms-focused operating model produces strong margins (1)

COMPARABLE HOTELS OCCUPANCY TRENDS

APPLE HOSPITALITY REIT

Continued Strength in Comparable Hotels Occupancy



Occupancy
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jan 2024 65% +1%
Feb 2024 74% +1%
Mar 2024 78% -2%
Apr 2024 80% +3%
May 2024 79% +2%
Jun 2024 81% +1%
Jul 2024 78% -
Aug 2024 78% +1%
Sep 2024 76% -2%
Oct 2024 80% +3%
Nov 2024 72% +2%
Dec 2024 62% +1%
Week ended
1/4/25 50% -2%
1/11/25 58% -14%
1/18/25 70% +9%
1/25/25 66% -9%
2/1/25 70% +2%
2/8/25 70% -3%
2/15/25 73% -1%
2/22/25 75% -4%
3/1/25 78% -
3/8/25 75% -6%
3/15/25 78% -3%
3/22/25 78% -3%
3/29/25 78% +6%
% Change in Occupancy Compared to Same Period of Prior Year

Note: Comparable Hotels is defined as the 219 hotels owned and held for use by the Company as of December 31, 2024, and excludes one non-hotel property. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Source: Weekly data provided by STR for hotels owned by the Company and may differ from actual results achieved.

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Source: Data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Weekday occupancy includes Sunday through Thursday nights and weekend occupancy includes Friday and Saturday nights. Leisure Travel Strength Continues WEEKDAY VS. WEEKEND OCCUPANCY Occupancy Monthly Data Weekly Data

APPENDIX COURTYARD SANTA CLARITA VALENCIA

COMPARABLE HOTELS QUARTERLY OPERATING METRICS

APPLE HOSPITALITY REIT

COMPARABLE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited)
(in thousands, except statistical data)

	2023				2024			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Operating income (Actual)	$49,247	$83,029	$76,295	$38,910	$71,615	$93,515	$77,726	$49,903
Operating margin % (Actual)	15.8%	23.0%	21.3%	12.5%	21.7%	24.0%	20.5%	15.0%
Comparable Hotels Total Revenue	$322,557	$372,797	$367,918	$316,088	$327,335	$382,636	$374,586	$329,244
Comparable Hotels Total Operating Expenses	207,615	224,444	229,787	210,778	216,063	232,186	236,133	220,810
Comparable Hotels Adjusted Hotel EBITDA	$114,942	$148,353	$138,131	$105,310	$111,272	$150,450	$138,453	$108,434
Comparable Hotels Adjusted Hotel EBITDA Margin %	35.6%	39.8%	37.5%	33.3%	34.0%	39.3%	37.0%	32.9%
ADR (Comparable Hotels)	$154.86	$163.18	$161.37	$152.09	$154.94	$163.65	$163.37	$152.97
Occupancy (Comparable Hotels)	72.2%	78.2%	77.4%	69.9%	72.2%	79.9%	77.0%	71.3%
RevPAR (Comparable Hotels)	$111.88	$127.65	$124.82	$106.31	$111.80	$130.74	$125.83	$109.14
ADR (Actual)	$152.01	$160.98	$159.36	$149.88	$153.18	$162.98	$162.57	$152.39
Occupancy (Actual)	72.0%	78.2%	77.1%	69.6%	72.0%	79.8%	77.0%	71.4%
RevPAR (Actual)	$109.46	$125.96	$122.91	$104.27	$110.25	$130.07	$125.10	$108.75
Reconciliation to Actual Results								
Total Revenue (Actual)	$311,454	$361,630	$358,260	$312,456	$329,512	$390,077	$378,843	$333,036
Revenue from acquisitions prior to ownership	19,786	21,825	18,999	12,245	4,775	-	-	-
Revenue from dispositions/assets held for sale	(5,840)	(7,778)	(7,329)	(6,486)	(4,909)	(4,938)	(4,036)	(3,397)
Revenue from non-hotel property	(2,843)	(2,880)	(2,012)	(2,127)	(2,043)	(2,503)	(221)	(395)
Comparable Hotels Total Revenue	$322,557	$372,797	$367,918	$316,088	$327,335	$382,636	$374,586	$329,244
Adjusted Hotel EBITDA (AHEBITDA) (Actual) (1)	$106,749	$141,244	$132,161	$101,738	$109,793	$151,680	$139,088	$108,983
AHEBITDA from acquisitions prior to ownership	8,320	9,725	7,978	4,842	1,882	-	-	-
AHEBITDA from dispositions/assets held for sale	(923)	(2,394)	(2,008)	(1,270)	(403)	(1,230)	(635)	(549)
AHEBITDA from non-hotel property (2)	796	(222)	-	-	-	-	-	-
Comparable Hotels AHEBITDA	$114,942	$148,353	$138,131	$105,310	$111,272	$150,450	$138,453	$108,434

(1) Represents the Company's actual Adjusted Hotel EBITDA which excludes Adjusted EBITDAre from its non-hotel property, the Company's independent boutique hotel in New York, New York, starting in the second half of 2023, subsequent to its lease to a third-party hotel operator for all hotel operations (the "non-hotel property").

(2) Represents Adjusted Hotel EBITDA from the non-hotel property in the first half of 2023, prior to its lease to a third-party hotel operator for all hotel operations.

Note: Comparable Hotels is defined as the 219 hotels owned and held for use by the Company as of December 31, 2024, and excludes the non-hotel property. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income to non-GAAP financial measures is included in the following pages.

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RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FOR 2023 AND 2024

(Unaudited) (in thousands)

	2023				2024			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net income	$32,923	$65,289	$58,512	$20,765	$54,050	$73,931	$56,266	$29,817
Depreciation and amortization	45,906	45,994	45,498	45,844	46,823	47,715	48,143	47,922
Amortization of favorable and unfavorable operating leases, net	97	85	99	102	102	102	102	102
Interest and other expense, net	16,004	17,499	17,470	17,884	17,309	19,370	21,217	19,852
Income tax expense	320	241	313	261	256	214	243	234
EBITDA	95,250	129,108	121,892	84,856	118,540	141,332	125,971	97,927
Gain on sale of real estate	-	-	-	-	(17,766)	(449)	-	(1,529)
Impairment of depreciable real estate	-	-	-	5,644	-	-	2,896	159
EBITDAre	95,250	129,108	121,892	90,500	100,774	140,883	128,867	96,557
Non-cash straight-line operating ground lease expense	38	36	35	36	36	33	33	33
Adjusted EBITDAre	95,288	129,144	121,927	90,536	100,810	140,916	128,900	96,590
General and administrative expense	11,461	12,100	11,079	12,761	10,584	11,065	9,190	11,703
Adjusted EBITDAre from non-hotel property (1)	-	-	(845)	(1,559)	(1,601)	(301)	998	690
Adjusted Hotel EBITDA	$106,749	$141,244	$132,161	$101,738	$109,793	$151,680	$139,088	$108,983

(1) Includes results of the non-hotel property subsequent to its lease to a third-party hotel operator for all hotel operations. This property's Adjusted EBITDAre results are not included in Adjusted Hotel EBITDA starting in the second half of 2023.

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

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RECONCILIATION OF NET INCOME TO FFO AND MFFO

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO FFO and MFFO
ON A QUARTERLY BASIS FOR 2023 and 2024
(Unaudited) (in thousands, except per share amounts)

	2023				2024			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net income	$32,923	$65,289	$58,512	$20,765	$54,050	$73,931	$56,266	$29,817
Depreciation of real estate owned	45,142	45,229	44,734	45,080	46,059	46,952	47,383	47,161
Gain on sale of real estate	-	-	-	-	(17,766)	(449)	-	(1,529)
Impairment of depreciable real estate	-	-	-	5,644	-	-	2,896	159
Funds from operations	78,065	110,518	103,246	71,489	82,343	120,434	106,545	75,608
Amortization of finance ground lease assets	759	760	759	760	759	760	759	760
Amortization of favorable and unfavorable operating leases, net	97	85	99	102	102	102	102	102
Non-cash straight-line operating ground lease expense	38	36	35	36	36	33	33	33
Modified funds from operations	$78,959	$111,399	$104,139	$72,387	$83,240	$121,329	$107,439	$76,503
Modified funds from operations per common share	$0.34	$0.49	$0.45	$0.31	$0.34	$0.50	$0.45	$0.32
Weighted average common shares outstanding – basic and diluted	229,398	229,041	228,877	230,000	242,408	242,174	240,500	239,973

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

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DEFINITIONS HYATT PLACE JACKSONVILLE AIRPORT Non-GAAP Financial Measures The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”); Adjusted EBITDAre; Adjusted Hotel EBITDA; Comparable Hotels Adjusted Hotel EBITDA; and Same Store Hotels Adjusted Hotel EBITDA. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance. In addition to EBITDA, the Company also calculates and presents EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines EBITDAre as EBITDA, excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), plus real estate related impairments, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. The Company presents EBITDAre because it believes that it provides further useful information to investors in comparing its operating performance between periods and between REITs that report EBITDAre using the Nareit definition. The Company also considers the exclusion of non-cash straight-line operating ground lease expense from EBITDAre useful, as this expense does not reflect the underlying performance of the related hotels (Adjusted EBITDAre). The Company further excludes actual corporate-level general and administrative expense for the Company as well as Adjusted EBITDAre from the non-hotel property from Adjusted EBITDAre (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels. In addition, Adjusted EBITDAre and Adjusted Hotel EBITDA are both components of key compensation measures of operational performance within the Company's 2024 incentive plan.

DEFINITIONS CONTINUED HAMPTON INN & SUITES PHOENIX DOWNTOWN FFO and MFFO The Company calculates and presents FFO in accordance with standards established by Nareit, which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated affiliates. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders. The Company calculates MFFO by further adjusting FFO for the exclusion of amortization of finance ground lease assets, amortization of favorable and unfavorable operating leases, net and non-cash straight-line operating ground lease expense, as these expenses do not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance. In addition, MFFO is a component of a key compensation measure of operational performance within the Company's 2024 incentive plan. COMPARABLE HOTELS Comparable Hotels is defined as the 219 hotels owned and held for use by the Company as of December 31, 2024, and excludes the non-hotel property. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions and assets held for sale, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

TRADEMARK INFORMATION “AC Hotels by Marriott®,” “Aloft Hotels®,” “Courtyard by Marriott®,” “Fairfield by Marriott®,” “Fairfield Inn by Marriott®,” “Fairfield Inn & Suites by Marriott®,” “Marriott® Hotels,” “Residence Inn by Marriott®,” “SpringHill Suites by Marriott®,” and “TownePlace Suites by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.   “Embassy Suites by Hilton®,” “Hampton by Hilton®,” “Hampton Inn by Hilton®,” “Hampton Inn & Suites by Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” “Motto by Hilton®” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to “Hilton®” mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation. “Hyatt Place®” and “Hyatt House®” are each a registered trademark of Hyatt Hotels Corporation or one of its affiliates. All references to “Hyatt®” mean Hyatt Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hyatt® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hyatt®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hyatt® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hyatt® has not expressed any approval or disapproval regarding this presentation, and the grant by Hyatt® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hyatt® has not assumed and shall not have any liability in connection with this presentation. HOMEWOOD SUITES OMAHA-DOWNTOWN

HAMPTON INN & SUITES ATLANTA DOWNTOWN Apple Hospitality REIT, Inc. 814 East Main Street Richmond, VA 23219 (804) 344-8121 info@applehospitalityreit.com www.applehospitalityreit.com